                                                                   EXHIBIT 10.42
                                             * CONFIDENTIAL TREATMENT REQUESTED.
                         CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE COMMISSION.



                       FIRST AMENDMENT TO DEED OF LEASE

     THIS FIRST AMENDMENT TO DEED OF LEASE ("First Amendment") is made this 22/nd/ day of March, 2001, by and between TRIZECHAHN [*] LLC, a Delaware limited liability company ("Landlord"), and EQUINIX, INC., a Delaware corporation ("Tenant").


                              W I T N E S S E T H:

          WHEREAS, by that certain Deed of Lease dated July 1, 2000 (the "Lease"), Landlord leased to Tenant, and Tenant leased from Landlord, approximately [*] square feet of rentable area comprising the entire building located at [*], Ashburn, Virginia, upon the terms and conditions set forth in the Lease;

          WHEREAS, the Base Rent Per Square Foot Per Annum upon which the parties agreed is correctly set forth in Section 4.A. of the Lease, but the Base Rent Per Annum and Monthly Base Rent which are based upon such Base Rent Per Square Foot Per Annum were incorrectly stated therein, because during the course of negotiation of the Lease the square footage of the Premises changed, and, while the Base Rent Per Square Foot Per Annum did not change and has always reflected the agreement of the parties, the computation of the Base Rent on an annual and monthly basis did not reflect the change in square footage of the Premises,

____________________

*CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

which resulted in discrepancies among the respective amounts of the Base Rent Per Square Foot Per Annum set forth in said Section 4.A., on the one hand, and the Base Rent Per Annum and Monthly Base Rent set forth in said Section 4.A., on the other hand; and

          WHEREAS, Landlord and Tenant desire to amend the Lease in order to correct the aforesaid discrepancy, as more particularly set forth herein.

          NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

     1. Any capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

     2. Section 4.A. of the Lease is hereby amended by (i) deleting therefrom the following language:


                                Base Rent
                             Per Square Foot      Base Rent         Monthly
       "Time Period             Per Annum         Per Annum        Base Rent
        -----------             ---------         ---------        ---------

Lease Commencement                $[*]              $[*]              $[*]
Date - May 31, 2001
June 1, 2001-
May 31, 2002                      $[*]              $[*]              $[*]
June 1, 2002-
May 31, 2003                      $[*]              $[*]              $[*]
June 1, 2003-
May 31, 2004                      $[*]              $[*]              $[*]
June 1, 2004-
May 31, 2005                      $[*]              $[*]              $[*]
June 1, 2005-
May 31, 2006                      $[*]              $[*]              $[*]
June 1, 2006-
May 31, 2007                      $[*]              $[*]              $[*]
June 1, 2007-
May 31, 2008                      $[*]              $[*]              $[*]
June 1, 2008-
May 31, 2009                      $[*]              $[*]              $[*]
June 1, 2009-
May 31, 2010                      $[*]              $[*]             $[*]";


and (ii) inserting the following language in lieu thereof:

_____________________

   *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                              Base Rent Per
                               Square Foot           Base Rent         Monthly
        "Time Period            Per Annum            Per Annum        Base Rent
         -----------            ---------            ---------        ---------

Lease Commencement                  $[*]               $[*]               $[*]
Date - May 31, 2001
June 1, 2001-
May 31, 2002                        $[*]               $[*]               $[*]
June 1, 2002
May 31, 2003                        $[*]               $[*]               $[*]
June 1, 2003-
May 31, 2004                        $[*]               $[*]               $[*]
June 1, 2004-
May 31, 2005                        $[*]               $[*]               $[*]
June 1, 2005-
May 31, 2006                        $[*]               $[*]               $[*]
June 1, 2006-
May 31, 2007                        $[*]               $[*]               $[*]
June 1, 2007-
May 31, 2008                        $[*]               $[*]               $[*]
June 1, 2008-
May 31, 2009                        $[*]               $[*]               $[*]
June 1, 2009-
May 31, 2010                        $[*]               $[*]              $[*]".

     3. Landlord and Tenant represent and warrant to each other that the person signing this First Amendment on its behalf has the requisite authority and power to execute this First Amendment and to thereby bind the party on whose behalf it is being signed.

     4. Landlord and Tenant represent and warrant to each other that neither of them has employed any broker in procuring or carrying on any negotiations relating to this First Amendment. Landlord and Tenant shall indemnify and hold each other harmless from any loss, claim or damage relating to the breach of the foregoing representation and warranty by the indemnifying party.

_____________________

   *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     5. Except as expressly amended and modified herein, all terms, conditions and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this First Amendment, the terms and conditions of this First Amendment shall govern and control.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Deed of Lease as of the day and year first hereinabove written.


 WITNESS:                                    LANDLORD


                                             TRIZECHAHN [*] LLC, a Delaware
                                             limited liability company



     /s/ [signature illegible]               By:  /s/ Paul L. Schulman
-------------------------------------        -----------------------------------
                                             Name: Paul L. Schulman
                                                   -----------------------------
                                             Its:  Vice President
                                                  ------------------------------

                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]


_________________________

   *CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ATTEST:                                    TENANT
                                           ------


[Corporate Seal]                           EQUINIX, INC., a Delaware corporation


By:  ___________________________           By:  /s/ Keith D. Taylor
                                                --------------------------------

Name: __________________________           Name: Keith D. Taylor
                                                 -------------------------------

Its: ___________________________           Its:    VP Finance
                                                 -------------------------------